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Exhibit (9)(x)

                                                              Dated: May 1, 2003

                                    EXHIBIT A
                         TO THE ADMINISTRATION AGREEMENT

Name of Series

BNY Hamilton Equity Income Fund                               .20%
BNY Hamilton Large Cap Growth Fund                            .20%
BNY Hamilton Small Cap Growth Fund                            .20%
BNY Hamilton International Equity Fund                        .20%
BNY Hamilton Intermediate Government Fund                     .20%
BNY Hamilton Intermediate Investment Grade Fund               .20%
BNY Hamilton Intermediate Tax-Exempt Fund                     .20%
BNY Hamilton Intermediate New York Tax-Exempt Fund            .20%
BNY Hamilton Money Fund                                       .10%
BNY Hamilton Treasury Money Fund                              .10%
BNY Hamilton New York Tax-Exempt Money Fund                   .10%
BNY Hamilton Large Cap Growth CRT Fund                        .20%
BNY Hamilton Small Cap Growth CRT Fund                        .20%
BNY Hamilton International Equity CRT Fund                    .20%
BNY Hamilton S & P 500 Index Fund                             .20%
BNY Hamilton Large Cap Value Fund                             .20%
BNY Hamilton U.S. Bond Market Index Fund                      .20%
BNY Hamilton Enhanced Income Fund                             .20%
BNY Hamilton Multi-Cap Equity Fund                            .20%
BNY Hamilton High Yield Fund                                  .20%


                          By: /s/ Newton P.S. Merrill
                              -----------------------
                              Name: Newton P.S. Merrill
                              Title: President
                              (on behalf of each Series identified on Exhibit A)


                          BNY HAMILTON DISTRIBUTORS, INC.

                          By: /s/ William Tomko
                              -----------------------
                              Name:  William Tomko
                              Title: